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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                December 15, 1999


                         First Alliance Mortgage Company
            (on behalf of First Alliance Mortgage Loan Trust 1999-4)
            --------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          California                   333-86411-01               95-2944875
-------------------------------      ----------------        -------------------
(State or Other Jurisdiction of      (Commission File         (I.R.S. Employer
        Incorporation)                    Number)            Identification No.)


       17305 Von Karman Avenue
          Irvine, California                                      92614-6203
----------------------------------------                          ----------
(Address of Principal Executive Offices)                          (Zip Code)


        Registrant's telephone number, including area code (949) 224-8500
                                                           --------------


                                    No Change
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

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

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.
            -------------------------------------------------------------------

            (a)   Not applicable

            (b)   Not applicable

            (c)   Exhibits:

                  8.1    Tax Opinion and Consent of Arter & Hadden LLP.

                  23.1   Consent of PricewaterhouseCoopers LLP,
                         independent auditors of MBIA Insurance
                         Corporation.

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

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    FIRST ALLIANCE MORTGAGE COMPANY, as
                                    Company


                                    By:      /s/ Francisco Nebot
                                             ----------------------------------
                                    Name:    Francisco Nebot
                                    Title:   Executive Vice President and Chief
                                              Financial Officer





Dated:   December 15, 1999

                                  EXHIBIT INDEX



Exhibit No.                                                             Page No.

    8.1       Tax Opinion and Consent of Arter & Hadden LLP

   23.1 Consent of PricewaterhouseCoopers LLP, independent auditors of MBIA Insurance Corporation






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